RMBS NEW ISSUE TERM SHEET


                   $1,796,750,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-KS10

                          RASC SERIES 2003-KS10 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                               NOVEMBER 14, 2003

                              GMAC RFC SECURITIES

    Any transactions in the certificates will be effected through Residential
                        Funding Securities Corporation.




This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
________________________________________________________________________________

 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL

                             GROUP I MORTGAGE LOANS

SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $650,000,201.83
Number of Loans                                                       5,200

Average Current Loan Balance                                    $125,000.04         $9,997.66     $750,000.00
(1) (2) Weighted Average Original Loan-to-Value Ratio                79.49%             6.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.28%             5.00%          13.99%
(1) Weighted Average Net Mortgage Rate                                6.84%             4.52%          13.41%
(1) Weighted Average Remaining Term to Maturity (months)                337               113             360
(1) (3) Weighted Average Credit Score                                   644               476             810
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans  secured by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.
(3) 99.89% of the Group I Mortgage Loans have Credit Scores.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
         Product Type                         Fixed                                          100.00%

         Lien                                 First                                           96.54%
                                              Second                                           3.46%

         Property Type                        Single-family detached                          81.22%
                                              Two- to four- family units                       6.08%
                                              Planned Unit Developments
                                              (detached)                                       5.22%
                                              Condo Low-Rise (less than 5
                                              stories)                                         3.22%
                                              Planned Unit Developments
                                              (attached)                                       2.13%
                                              Manufactured Home                                1.08%
                                              Townhouse                                        0.92%
                                              Condo High-Rise (9 stories or more)              0.07%
                                              Condo Mid-Rise (5 to 8 stories)                  0.05%
                                              Leasehold                                        0.02%

         Occupancy Status                     Primary Residence                               94.57%
                                              Non Owner-occupied                               4.84%
                                              Second/Vacation                                  0.59%

         Documentation Type                   Full Documentation                              81.26%
                                              Reduced Documentation                           18.74%


         Loans with Prepayment Penalties                                                      77.10%

         Loans serviced by HomeComings                                                        85.43%


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
        CREDIT SCORES MORTGAGE PRINCIPAL GROUP I PRINCIPAL LOAN-TO-VALUE
                       LOANS BALANCE LOANS BALANCE RATIO*
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 499 or less                                4        152,593        0.02      38,148           46.11
 500 - 519                                 23      1,733,331        0.27      75,362           72.99
 520 - 539                                123     12,324,432        1.90     100,199           74.27
 540 - 559                                278     24,377,742        3.75      87,690           75.27
 560 - 579                                359     33,671,357        5.18      93,792           79.87
 580 - 599                                550     62,022,906        9.54     112,769           79.39
 600 - 619                                896    101,236,569       15.57     112,987           81.71
 620 - 639                                838    104,771,274       16.12     125,025           80.92
 640 - 659                                718     95,080,246       14.63     132,424           80.95
 660 - 679                                496     67,974,415       10.46     137,045           81.68
 680 - 699                                281     39,867,664        6.13     141,878           82.08
 700 - 719                                160     24,039,375        3.70     150,246           79.48
 720 - 739                                158     23,900,103        3.68     151,266           77.28
 740 - 759                                135     24,024,202        3.70     177,957           73.78
 760 or greater                           169     34,085,721        5.24     201,691           68.21
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES            5,188   $649,261,931      99.89%    $125,147          79.51%
 Not Available**                           12        738,271        0.11      61,523           57.91
-----------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          79.49%
-----------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

**Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
          MORTGAGE LOAN            MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
      PRINCIPAL BALANCES ($)         LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
1 - 100,000                             2,555   $146,979,105      22.61%     $57,526          626       80.01%
100,001 - 200,000                       1,714    242,380,507       37.29     141,412          638        78.78
200,001 - 300,000                         665    161,837,985       24.90     243,365          654        79.56
300,001 - 400,000                         203     69,876,909       10.75     344,221          661        81.40
400,001 - 500,000                          58     25,803,296        3.97     444,884          685        77.55
500,001 - 600,000                           3      1,652,400        0.25     550,800          706        82.69
700,001 - 800,000                           2      1,470,000        0.23     735,000          666        74.39
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

NET MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                              79    $20,120,106       3.10%    $254,685          749       61.20%
5.000 - 5.499                             200     44,776,287        6.89     223,881          706        71.96
5.500 - 5.999                             448     93,455,858       14.38     208,607          669        77.71
6.000 - 6.499                             722    130,920,317       20.14     181,330          647        79.68
6.500 - 6.999                             705    102,477,292       15.77     145,358          633        80.43
7.000 - 7.499                             792     94,570,701       14.55     119,407          627        81.19
7.500 - 7.999                             675     65,784,521       10.12      97,459          624        81.15
8.000 - 8.499                             510     47,152,649        7.25      92,456          610        81.95
8.500 - 8.999                             336     23,331,976        3.59      69,440          602        84.49
9.000 - 9.499                             206     10,509,194        1.62      51,016          596        84.78
9.500 - 9.999                             130      5,836,055        0.90      44,893          610        86.22
10.000 - 10.499                           114      4,774,563        0.73      41,882          596        86.41
10.500 - 10.999                            66      1,867,458        0.29      28,295          618        98.65
11.000 - 11.499                            15        474,290        0.07      31,619          588        90.48
11.500 - 11.999                            19        501,936        0.08      26,418          602        95.08
12.000 - 12.499                            14        289,639        0.04      20,688          599       100.00
12.500 - 12.999                            67      1,560,737        0.24      23,295          595        99.76
13.000 - 13.499                           102      1,596,622        0.25      15,653          567        99.07
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
5.000 - 5.499                              97    $24,653,983       3.79%    $254,165          751       63.57%
5.500 - 5.999                             238     54,470,109        8.38     228,866          706        73.84
6.000 - 6.499                             397     82,632,942       12.71     208,143          669        78.40
6.500 - 6.999                             864    152,304,494       23.43     176,278          644        79.67
7.000 - 7.499                             579     79,865,911       12.29     137,938          632        80.28
7.500 - 7.999                             898    107,348,089       16.52     119,541          626        80.67
8.000 - 8.499                             516     49,468,608        7.61      95,869          620        81.77
8.500 - 8.999                             562     50,704,663        7.80      90,222          609        81.86
9.000 - 9.499                             287     18,839,074        2.90      65,641          597        84.22
9.500 - 9.999                             229     12,355,112        1.90      53,952          592        84.15
10.000 - 10.499                            98      4,937,338        0.76      50,381          594        84.84
10.500 - 10.999                           144      5,701,339        0.88      39,593          604        87.57
11.000 - 11.499                            57      1,874,788        0.29      32,891          609        94.23
11.500 - 11.999                            31        839,317        0.13      27,075          605        97.79
12.000 - 12.499                            18        480,271        0.07      26,682          592        91.97
12.500 - 12.999                            14        328,222        0.05      23,444          599       100.00
13.000 - 13.499                            69      1,599,319        0.25      23,179          595        99.76
13.500 - 13.999                           102      1,596,622        0.25      15,653          567        99.07
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.
________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
     LOAN-TO-VALUE RATIOS (%)      MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                              247    $27,877,732       4.29%    $112,865          675
50.01 - 55.00                              99     13,332,406        2.05     134,671          664
55.01 - 60.00                             151     17,911,040        2.76     118,616          653
60.01 - 65.00                             180     22,479,767        3.46     124,888          643
65.01 - 70.00                             320     44,325,304        6.82     138,517          645
70.01 - 75.00                             395     55,414,320        8.53     140,289          635
75.01 - 80.00                           1,151    157,252,449       24.19     136,622          645
80.01 - 85.00                             766    112,998,894       17.38     147,518          639
85.01 - 90.00                             917    138,683,331       21.34     151,236          638
90.01 - 95.00                             321     40,826,225        6.28     127,185          656
95.01 - 100.00                            653     18,898,734        2.91      28,941          636
--------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644
--------------------------------------------------------------------------------------------------

Note:  With respect to the Group I Loans secured by second liens,  this table was  calculated  using the combined Loan-to-Value ratio.





GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
California                                821   $174,728,569      26.88%    $212,824          655       76.90%
New York                                  250     52,145,283        8.02     208,581          676        77.32
Florida                                   438     45,590,185        7.01     104,087          631        79.52
Texas                                     440     36,345,223        5.59      82,603          626        78.93
New Jersey                                110     21,912,465        3.37     199,204          664        77.31
Maryland                                  134     20,671,016        3.18     154,261          638        80.81
Illinois                                  147     20,622,081        3.17     140,286          639        80.48
Other                                   2,860    277,985,380       42.77      97,198          634        81.59
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                        3,630   $498,947,102      76.76%    $137,451          642       78.27%
Purchase                                1,216    107,666,186       16.56      88,541          657        85.26
Rate/Term Refinance                       354     43,386,914        6.67     122,562          636        79.22
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.





MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                      4,319   $528,216,242      81.26%    $122,301          641       80.67%
Reduced Documentation                     881    121,783,960       18.74     138,234          654        74.37
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.




OCCUPANCY TYPES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
            OCCUPANCY              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                       4,823   $614,696,845      94.57%    $127,451          643       79.57%
Non Owner-occupied                        340     31,460,435        4.84      92,531          666        78.22
Second/Vacation                            37      3,842,922        0.59     103,863          635        76.24
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Single-family detached                  4,332   $527,949,592      81.22%    $121,872          641       79.65%
Two- to four- family units                221     39,520,521        6.08     178,826          666        77.12
Planned Unit Developments                 226     33,927,302        5.22     150,121          646        80.88
(detached)
Condo Low-Rise (less than 5               155     20,921,281        3.22     134,976          660        76.56
stories)
Planned Unit Developments                 108     13,864,072        2.13     128,371          648        82.93
(attached)
Manufactured Home                          96      6,998,034        1.08      72,896          641        76.95
Townhouse                                  57      5,962,025        0.92     104,597          648        78.81
Condo High-Rise (9 stories or               2        460,126        0.07     230,063          680        80.00
more)
Condo Mid-Rise (5 to 8 stories)             2        297,500        0.05     148,750          602        68.34
Leasehold                                   1         99,750        0.02      99,750          630        95.00
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

      CREDIT GRADES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                      2,552   $367,432,781      56.53%    $143,978          666       79.68%
AX                                      1,679    187,319,795       28.82     111,566          635        80.51
AM                                        558     57,206,628        8.80     102,521          587        79.68
B                                         277     26,209,510        4.03      94,619          559        74.55
C                                          96      9,376,547        1.44      97,672          551        69.72
CM                                         38      2,454,940        0.38      64,604          529        58.24
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

        PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                                 334    $68,470,087      10.53%    $205,000          679       77.01%
24 Months                                 316     46,318,301        7.13     146,577          644        81.53
36 Months                               2,697    372,933,391       57.37     138,277          642        79.39
48 Months                                   4        415,424        0.06     103,856          658        83.89
60 Months                                 115     12,189,980        1.88     106,000          616        78.24
None                                    1,728    148,822,780       22.90      86,124          635        80.28
Other                                       6        850,239        0.13     141,706          626        88.60
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------

 *With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                            GROUP II-A MORTGAGE LOANS

SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $568,646,375.81
Number of Loans                                                       4,048

Average Current Loan Balance                                    $140,475.88        $40,800.00     $395,566.55
(1) Weighted Average Original Loan-to-Value Ratio                    82.11%            24.00%          95.00%
(1) Weighted Average Mortgage Rate                                    7.12%             4.49%          11.25%
(1) Weighted Average Net Mortgage Rate                                6.60%             3.97%          10.67%
(1) Weighted Average Note Margin                                      6.98%             3.70%          10.75%
(1) Weighted Average Maximum Mortgage Rate                           13.48%            10.55%          18.25%
(1) Weighted Average Minimum Mortgage Rate                            7.33%             4.49%          11.25%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 26                 1              38
(1) Weighted Average Remaining Term to Maturity (months)                360               334             360
(1) (2) Weighted Average Credit Score                                   617               501             814
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) 100.00% of the Group II-A Mortgage Loans have Credit Scores.
--------------------------------------------------------------------------------

                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single-family detached                          82.89%
                                              Planned Unit Developments
                                              (detached)                                       6.36%
                                              Two- to four- family units                       4.31%
                                              Condo Low-Rise (less than 5
                                              stories)                                         3.01%
                                              Planned Unit Developments
                                              (attached)                                       1.88%
                                              Townhouse                                        0.73%
                                              Manufactured Home                                0.72%
                                              Condo High-Rise (9 stories or more)              0.07%
                                              Condo Mid-Rise (5 to 8 stories)                  0.03%


         Occupancy Status                     Primary Residence                               92.90%
                                              Non Owner-occupied                               6.35%
                                              Second/Vacation                                  0.75%

         Documentation Type                   Full Documentation                              78.90%
                                              Reduced Documentation                           21.10%


         Loans with Prepayment Penalties                                                      69.90%

         Loans serviced by HomeComings                                                        93.00%
--------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
          CREDIT SCORES            MORTGAGE     PRINCIPAL    GROUP II-A   PRINCIPAL   LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE        RATIO
-----------------------------------------------------------------------------------------------------
500 - 519                                  31     $4,096,796       0.72%    $132,155          73.05%
520 - 539                                 144     18,524,697        3.26     128,644           74.46
540 - 559                                 324     43,115,504        7.58     133,073           77.07
560 - 579                                 480     63,315,276       11.13     131,907           80.69
580 - 599                                 548     72,762,777       12.80     132,779           81.81
600 - 619                                 723    102,031,976       17.94     141,123           83.76
620 - 639                                 656     94,460,822       16.61     143,995           83.15
640 - 659                                 491     72,749,630       12.79     148,166           83.46
660 - 679                                 308     46,148,157        8.12     149,832           83.91
680 - 699                                 135     20,671,115        3.64     153,119           82.53
700 - 719                                  85     12,092,862        2.13     142,269           84.08
720 - 739                                  48      7,819,521        1.38     162,907           83.56
740 - 759                                  41      5,454,918        0.96     133,047           83.68
760 or greater                             34      5,402,325        0.95     158,892           83.67
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          82.11%
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
          MORTGAGE LOAN            MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
      PRINCIPAL BALANCES ($)         LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
1 - 100,000                             1,312   $103,071,759      18.13%     $78,561          610       79.95%
100,001 - 200,000                       2,012    286,787,634       50.43     142,539          616        82.41
200,001 - 300,000                         667    160,631,311       28.25     240,827          623        82.75
300,001 - 400,000                          57     18,155,672        3.19     318,521          630        84.09
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


NET MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               1       $268,449       0.05%    $268,449          653       80.00%
4.000 - 4.499                              10      1,726,105        0.30     172,611          675        77.33
4.500 - 4.999                              58     10,542,703        1.85     181,771          677        79.72
5.000 - 5.499                             234     41,402,470        7.28     176,934          647        79.36
5.500 - 5.999                             519     81,372,340       14.31     156,787          636        80.00
6.000 - 6.499                             920    138,494,345       24.36     150,537          628        82.67
6.500 - 6.999                             894    124,144,176       21.83     138,864          614        83.17
7.000 - 7.499                             702     89,999,404       15.83     128,204          600        83.22
7.500 - 7.999                             353     41,539,759        7.31     117,676          587        82.48
8.000 - 8.499                             224     25,446,965        4.48     113,603          578        82.45
8.500 - 8.999                              77      8,472,314        1.49     110,030          574        81.89
9.000 - 9.499                              43      4,030,516        0.71      93,733          567        82.04
9.500 - 9.999                              10        878,534        0.15      87,853          547        70.10
10.000 - 10.499                             2        242,722        0.04     121,361          548        84.02
10.500 - 10.999                             1         85,571        0.02      85,571          577        80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                               1       $160,000       0.03%    $160,000          658       80.00%
4.500 - 4.999                              10      2,087,615        0.37     208,762          675        77.79
5.000 - 5.499                              49      8,851,259        1.56     180,638          683        82.01
5.500 - 5.999                             258     45,382,643        7.98     175,902          653        79.05
6.000 - 6.499                             432     68,248,027       12.00     157,982          637        80.30
6.500 - 6.999                           1,007    152,721,246       26.86     151,660          628        82.63
7.000 - 7.499                             767    105,091,354       18.48     137,016          615        82.98
7.500 - 7.999                             796    103,644,725       18.23     130,207          599        83.05
8.000 - 8.499                             319     37,525,184        6.60     117,634          583        82.52
8.500 - 8.999                             261     29,620,671        5.21     113,489          577        82.14
9.000 - 9.499                              85      9,310,610        1.64     109,537          574        81.82
9.500 - 9.999                              41      3,956,486        0.70      96,500          562        82.64
10.000 - 10.499                            18      1,636,362        0.29      90,909          559        76.79
10.500 - 10.999                             3        324,622        0.06     108,207          545        80.49
11.000 - 11.499                             1         85,571        0.02      85,571          577        80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
     LOAN-TO-VALUE RATIOS (%)      MORTGAGE     PRINCIPAL    GROUP II-A   PRINCIPAL    AVERAGE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                               83     $9,715,031       1.71%    $117,049          596
50.01 - 55.00                              37      4,486,049        0.79     121,245          591
55.01 - 60.00                              63      7,785,770        1.37     123,584          587
60.01 - 65.00                              89     11,240,649        1.98     126,299          588
65.01 - 70.00                             186     25,336,619        4.46     136,218          591
70.01 - 75.00                             274     37,025,301        6.51     135,129          602
75.01 - 80.00                           1,297    183,798,930       32.32     141,711          625
80.01 - 85.00                             712     98,129,773       17.26     137,823          611
85.01 - 90.00                             945    135,284,431       23.79     143,158          616
90.01 - 95.00                             362     55,843,822        9.82     154,265          643
--------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617
--------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
California                                500    $98,442,280      17.31%    $196,885          628       80.27%
Michigan                                  395     46,495,870        8.18     117,711          610        82.41
Florida                                   297     38,337,197        6.74     129,081          614        81.95
Minnesota                                 222     34,492,691        6.07     155,372          621        83.08
Wisconsin                                 229     27,016,925        4.75     117,978          615        81.98
Illinois                                  178     26,774,534        4.71     150,419          621        81.70
Texas                                     203     24,298,971        4.27     119,699          602        82.99
Colorado                                  121     20,148,598        3.54     166,517          627        82.85
Georgia                                   154     20,129,806        3.54     130,713          617        84.23
Other                                   1,749    232,509,503       40.89     132,939          615        82.44
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.

________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                        2,438   $342,087,058      60.16%    $140,315          610       81.26%
Purchase                                1,292    183,183,984       32.21     141,783          631        83.60
Rate/Term Refinance                       318     43,375,334        7.63     136,400          618        82.53
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------






MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                      3,258   $448,646,932      78.90%    $137,706          611       83.53%
Reduced Documentation                     790    119,999,443       21.10     151,898          641        76.83
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------






OCCUPANCY TYPES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
            OCCUPANCY              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                       3,700   $528,255,919      92.90%    $142,772          615       82.16%
Non Owner-occupied                        319     36,112,233        6.35     113,204          655        81.28
Second/Vacation                            29      4,278,224        0.75     147,525          634        83.60
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Single-family detached                  3,411   $471,323,335      82.89%    $138,177          616       82.29%
Planned Unit Developments                 212     36,141,154        6.36     170,477          614        82.92
(detached)
Two- to four- family units                160     24,506,709        4.31     153,167          638        79.20
Condo Low-Rise (less than 5               116     17,105,873        3.01     147,464          623        80.72
stories)
Planned Unit Developments                  68     10,711,444        1.88     157,521          619        82.19
(attached)
Townhouse                                  34      4,170,962        0.73     122,675          620        81.12
Manufactured Home                          43      4,112,915        0.72      95,649          615        78.27
Condo High-Rise (9 stories or               3        423,984        0.07     141,328          617        85.82
more)
Condo Mid-Rise (5 to 8 stories)             1        150,000        0.03     150,000          672        73.00
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


CREDIT GRADES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                      1,844   $269,958,411      47.47%    $146,398          647       84.14%
AX                                      1,032    144,282,743       25.37     139,809          614        82.02
AM                                        627     86,144,711       15.15     137,392          580        82.10
B                                         326     41,126,140        7.23     126,154          559        77.19
C                                         160     20,093,919        3.53     125,587          547        71.59
CM                                         59      7,040,452        1.24     119,330          540        65.23
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                                 172    $29,763,704       5.23%    $173,045          622       81.10%
24 Months                               1,734    254,542,772       44.76     146,795          621        82.59
36 Months                                 874    111,807,562       19.66     127,926          612        82.36
None                                    1,260    171,138,178       30.10     135,824          615        81.35
Other                                       8      1,394,159        0.25     174,270          619        89.62
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


NOTE MARGINS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
         NOTE MARGINS (%)            LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               2       $468,195       0.08%    $234,098          636       80.00%
4.000 - 4.499                              10      1,551,754        0.27     155,175          656        78.02
4.500 - 4.999                              57      9,588,174        1.69     168,214          658        81.86
5.000 - 5.499                             124     20,778,599        3.65     167,569          624        82.50
5.500 - 5.999                             418     71,583,362       12.59     171,252          626        82.83
6.000 - 6.499                             404     60,878,910       10.71     150,690          628        80.81
6.500 - 6.999                             858    127,646,331       22.45     148,772          634        80.96
7.000 - 7.499                             740     98,148,651       17.26     132,633          620        82.17
7.500 - 7.999                             652     83,829,403       14.74     128,573          608        83.61
8.000 - 8.499                             403     50,291,371        8.84     124,792          585        82.72
8.500 - 8.999                             234     28,217,154        4.96     120,586          580        83.20
9.000 - 9.499                              92     10,113,678        1.78     109,931          565        82.42
9.500 - 9.999                              36      3,593,564        0.63      99,821          559        82.99
10.000 - 10.499                            13      1,453,908        0.26     111,839          547        70.46
10.500 - 10.999                             5        503,322        0.09     100,664          544        72.29
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MAXIMUM MORTGAGE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MAXIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                             3       $747,858       0.13%    $249,286          663       76.26%
11.000 - 11.999                           155     26,055,550        4.58     168,100          653        78.21
12.000 - 12.999                         1,103    166,911,593       29.35     151,325          637        81.14
13.000 - 13.999                         1,628    230,913,166       40.61     141,839          616        83.10
14.000 - 14.999                           814    105,908,661       18.62     130,109          595        82.51
15.000 - 15.999                           260     29,429,163        5.18     113,189          579        82.12
16.000 - 16.999                            74      7,560,530        1.33     102,169          573        81.56
17.000 - 17.999                            10      1,034,283        0.18     103,428          560        84.64
18.000 - 18.999                             1         85,571        0.02      85,571          577        80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


MINIMUM MORTGAGE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MINIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
4.000 - 4.999                               9     $1,870,554       0.33%    $207,839          656       78.81%
5.000 - 5.999                             165     29,762,141        5.23     180,377          649        80.94
6.000 - 6.999                           1,180    186,074,024       32.72     157,690          636        81.27
7.000 - 7.999                           1,692    231,724,434       40.75     136,953          615        82.83
8.000 - 8.999                             807     98,411,611       17.31     121,947          586        82.66
9.000 - 9.999                             166     17,855,304        3.14     107,562          570        82.17
10.000 - 10.999                            28      2,862,737        0.50     102,241          552        74.49
11.000 - 11.999                             1         85,571        0.02      85,571          577        80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
        NEXT INTEREST RATE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
         ADJUSTMENT DATE             LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
2003-11                                     2       $318,947       0.06%    $159,473          596       87.87%
2004-03                                     1        151,775        0.03     151,775          606        80.00
2004-08                                     1        143,843        0.03     143,843          628        90.00
2004-10                                     1        147,555        0.03     147,555          627        85.00
2004-11                                     1         83,906        0.01      83,906          717        85.00
2005-01                                     1        126,528        0.02     126,528          631        80.00
2005-05                                     1         73,573        0.01      73,573          580        78.00
2005-06                                     2        253,702        0.04     126,851          601        82.96
2005-07                                    17      2,477,372        0.44     145,728          610        83.27
2005-08                                   122     19,517,540        3.43     159,980          615        80.82
2005-09                                 1,006    155,937,688       27.42     155,008          625        82.10
2005-10                                 1,599    215,376,436       37.88     134,694          614        82.76
2005-11                                   321     42,293,899        7.44     131,757          609        80.48
2005-12                                     2        344,700        0.06     172,350          665        73.33
2006-03                                     1        168,680        0.03     168,680          595        80.00
2006-05                                     1        179,749        0.03     179,749          677        95.00
2006-06                                     1        274,887        0.05     274,887          760        80.00
2006-07                                     7        875,468        0.15     125,067          628        78.71
2006-08                                    19      2,510,450        0.44     132,129          612        83.32
2006-09                                   182     25,522,166        4.49     140,232          622        81.44
2006-10                                   557     73,766,269       12.97     132,435          615        82.11
2006-11                                   202     27,926,643        4.91     138,251          616        81.03
2006-12                                     1        174,600        0.03     174,600          658        92.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                            GROUP II-B MORTGAGE LOANS

SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $568,646,402.29
Number of Loans                                                       4,066

Average Current Loan Balance                                    $139,854.01        $17,000.00     $600,000.00
(1) Weighted Average Original Loan-to-Value Ratio                    81.83%            11.00%          95.00%
(1) Weighted Average Mortgage Rate                                    7.11%             4.48%          11.75%
(1) Weighted Average Net Mortgage Rate                                6.59%             3.90%          11.17%
(1) Weighted Average Note Margin                                      6.96%             3.63%          11.63%
(1) Weighted Average Maximum Mortgage Rate                           13.46%            10.48%          17.99%
(1) Weighted Average Minimum Mortgage Rate                            7.32%             4.00%          11.75%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 27                 6              37
(1) Weighted Average Remaining Term to Maturity (months)                360               345             360
(1) (2) Weighted Average Credit Score                                   617               350             802
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.78% of the Group II-B Mortgage Loans have Credit Scores.

                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single-family detached                          82.32%
                                              Planned Unit Developments
                                              (detached)                                       6.80%
                                              Condo Low-Rise (less than 5
                                              stories)                                         3.86%
                                              Two- to four- family units                       3.65%
                                              Planned Unit Developments
                                              (attached)                                       1.83%
                                              Townhouse                                        0.83%
                                              Manufactured Home                                0.63%
                                              Condo Mid-Rise (5 to 8 stories)                  0.05%
                                              Condo High-Rise (9 stories or more)              0.02%

         Occupancy Status                     Primary Residence                               93.50%
                                              Non Owner-occupied                               5.81%
                                              Second/Vacation                                  0.70%

         Documentation Type                   Full Documentation                              80.08%
                                              Reduced Documentation                           19.92%


         Loans with Prepayment Penalties                                                      69.86%

         Loans serviced by HomeComings                                                        92.56%
--------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
          CREDIT SCORES            MORTGAGE     PRINCIPAL    GROUP II-B   PRINCIPAL   LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE        RATIO
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 499 or less                               18      2,210,850        0.39     122,825           67.50
 500 - 519                                 38      3,457,482        0.61      90,986           73.48
 520 - 539                                209     21,855,209        3.84     104,570           75.00
 540 - 559                                354     42,865,901        7.54     121,090           77.24
 560 - 579                                500     63,797,628       11.22     127,595           82.46
 580 - 599                                527     67,260,418       11.83     127,629           80.85
 600 - 619                                708    100,123,788       17.61     141,418           83.70
 620 - 639                                609     95,538,354       16.80     156,877           83.40
 640 - 659                                481     70,437,414       12.39     146,440           82.65
 660 - 679                                269     41,324,503        7.27     153,623           82.27
 680 - 699                                138     23,930,716        4.21     173,411           84.12
 700 - 719                                 83     14,675,753        2.58     176,816           81.77
 720 - 739                                 57      9,141,006        1.61     160,369           80.12
 740 - 759                                 30      6,110,938        1.07     203,698           82.11
 760 or greater                            28      4,639,495        0.82     165,696           81.84
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES            4,049   $567,369,454      99.78%    $140,126          81.87%
 Not Available*                            17      1,276,948        0.22      75,115           66.17
-----------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          81.83%
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
          MORTGAGE LOAN            MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
      PRINCIPAL BALANCES ($)         LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
1 - 100,000                             1,624   $111,415,301      19.59%     $68,605          603       79.71%
100,001 - 200,000                       1,650    234,378,598       41.22     142,048          614        82.15
200,001 - 300,000                         538    130,392,338       22.93     242,365          623        82.08
300,001 - 400,000                         218     76,155,227       13.39     349,336          630        83.66
400,001 - 500,000                          32     14,098,689        2.48     440,584          648        82.01
500,001 - 600,000                           4      2,206,250        0.39     551,563          636        76.52
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


NET MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED       WEIGHTED
                                                                                                      AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE   LOAN-TO-VALUE
                                                                LOANS                                  RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               1       $170,175       0.03%    $170,175          689       90.00%
4.000 - 4.499                              12      2,956,733        0.52     246,394          673        74.21
4.500 - 4.999                              60     14,203,890        2.50     236,732          668        79.90
5.000 - 5.499                             239     46,960,460        8.26     196,487          649        78.67
5.500 - 5.999                             500     86,604,786       15.23     173,210          640        80.39
6.000 - 6.499                             857    133,420,603       23.46     155,683          625        81.50
6.500 - 6.999                             802    107,661,276       18.93     134,241          615        83.48
7.000 - 7.499                             666     84,556,975       14.87     126,962          599        84.26
7.500 - 7.999                             415     46,867,485        8.24     112,934          585        82.66
8.000 - 8.499                             291     28,588,502        5.03      98,242          577        82.17
8.500 - 8.999                             111      9,600,587        1.69      86,492          561        80.18
9.000 - 9.499                              66      4,760,565        0.84      72,130          553        76.34
9.500 - 9.999                              29      1,590,053        0.28      54,829          548        73.36
10.000 - 10.499                            13        553,276        0.10      42,560          542        72.85
10.500 - 10.999                             3        108,800        0.02      36,267          520        58.36
11.000 - 11.499                             1         42,237        0.01      42,237          526        65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                               1       $170,175       0.03%    $170,175          689       90.00%
4.500 - 4.999                              11      3,149,810        0.55     286,346          675        73.20
5.000 - 5.499                              52     12,277,755        2.16     236,111          674        80.79
5.500 - 5.999                             263     53,530,241        9.41     203,537          653        79.41
6.000 - 6.499                             423     73,122,869       12.86     172,867          640        80.07
6.500 - 6.999                             924    143,283,746       25.20     155,069          626        81.77
7.000 - 7.499                             692     94,687,003       16.65     136,831          616        83.19
7.500 - 7.999                             731     91,590,619       16.11     125,295          599        83.88
8.000 - 8.499                             397     44,960,925        7.91     113,252          582        82.55
8.500 - 8.999                             324     33,142,550        5.83     102,292          578        82.44
9.000 - 9.499                             105      9,217,598        1.62      87,787          557        81.74
9.500 - 9.999                              93      6,863,323        1.21      73,799          554        76.10
10.000 - 10.499                            25      1,593,061        0.28      63,722          539        74.80
10.500 - 10.999                            21        905,690        0.16      43,128          545        73.22
11.000 - 11.499                             2         77,600        0.01      38,800          521        55.70
11.500 - 11.999                             2         73,437        0.01      36,719          522        65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
     LOAN-TO-VALUE RATIOS (%)      MORTGAGE     PRINCIPAL    GROUP II-B   PRINCIPAL    AVERAGE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                               99     $9,058,221       1.59%     $91,497          603
50.01 - 55.00                              44      4,407,587        0.78     100,172          595
55.01 - 60.00                              75      8,181,286        1.44     109,084          583
60.01 - 65.00                             112     14,451,860        2.54     129,034          599
65.01 - 70.00                             247     29,406,221        5.17     119,054          588
70.01 - 75.00                             328     41,752,932        7.34     127,296          601
75.01 - 80.00                           1,210    178,560,573       31.40     147,571          631
80.01 - 85.00                             660     91,394,349       16.07     138,476          607
85.01 - 90.00                             958    138,928,832       24.43     145,020          613
90.01 - 95.00                             333     52,504,540        9.23     157,671          641
--------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617
--------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
California                                516   $118,071,446      20.76%    $228,821          636       80.48%
Michigan                                  409     45,174,012        7.94     110,450          609        81.55
Florida                                   295     36,294,706        6.38     123,033          609        81.09
Minnesota                                 213     34,906,208        6.14     163,879          622        82.04
Illinois                                  192     26,493,291        4.66     137,986          619        81.74
Wisconsin                                 201     23,669,271        4.16     117,758          610        82.40
Texas                                     181     20,755,386        3.65     114,671          599        82.84
Colorado                                  103     18,431,993        3.24     178,951          624        84.88
Georgia                                   129     17,423,479        3.06     135,066          614        83.91
Other                                   1,827    227,426,610       39.99     124,481          611        82.13
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                        2,532   $351,922,789      61.89%    $138,990          609       81.13%
Purchase                                1,252    178,520,841       31.39     142,589          635        83.21
Rate/Term Refinance                       282     38,202,772        6.72     135,471          611        81.89
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                      3,333   $455,372,122      80.08%    $136,625          611       83.04%
Reduced Documentation                     733    113,274,280       19.92     154,535          641        76.99
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
            OCCUPANCY              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                       3,721   $531,669,659      93.50%    $142,884          614       81.95%
Non Owner-occupied                        314     33,014,762        5.81     105,143          658        79.97
Second/Vacation                            31      3,961,982        0.70     127,806          653        81.66
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Single-family detached                  3,424   $468,115,009      82.32%    $136,716          615       81.96%
Planned Unit Developments                 198     38,674,890        6.80     195,328          612        83.01
(detached)
Condo Low-Rise (less than 5               152     21,971,620        3.86     144,550          629        81.76
stories)
Two- to four- family units                140     20,756,954        3.65     148,264          649        78.51
Planned Unit Developments                  64     10,405,131        1.83     162,580          636        81.03
(attached)
Townhouse                                  37      4,718,101        0.83     127,516          617        81.16
Manufactured Home                          48      3,590,164        0.63      74,795          617        75.73
Condo Mid-Rise (5 to 8 stories)             2        296,300        0.05     148,150          654        82.43
Condo High-Rise (9 stories or               1        118,233        0.02     118,233          712        90.00
more)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


CREDIT GRADES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                      1,746   $267,630,696      47.06%    $153,282          647       83.77%
AX                                        993    143,363,858       25.21     144,374          617        81.82
AM                                        642     83,529,232       14.69     130,108          579        82.03
B                                         402     46,161,805        8.12     114,830          556        77.38
C                                         190     19,435,198        3.42     102,291          550        72.13
CM                                         93      8,525,613        1.50      91,673          523        65.53
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                                 150    $29,938,433       5.26%    $199,590          635       83.51%
24 Months                               1,689    252,348,986       44.38     149,407          622        82.41
36 Months                                 918    112,042,507       19.70     122,051          610        81.64
60 Months                                   9      1,101,810        0.19     122,423          600        83.43
None                                    1,289    171,367,256       30.14     132,946          611        80.82
Other                                      11      1,847,410        0.32     167,946          591        81.88
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


NOTE MARGINS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
         NOTE MARGINS (%)            LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               1       $170,175       0.03%    $170,175          689       90.00%
4.000 - 4.499                              10      2,497,133        0.44     249,713          661        69.16
4.500 - 4.999                              60     11,865,092        2.09     197,752          642        81.38
5.000 - 5.499                             160     29,926,783        5.26     187,042          642        81.35
5.500 - 5.999                             382     74,345,217       13.07     194,621          634        83.09
6.000 - 6.499                             375     59,372,932       10.44     158,328          633        81.33
6.500 - 6.999                             782    117,188,542       20.61     149,857          630        80.48
7.000 - 7.499                             663     91,232,613       16.04     137,606          621        81.41
7.500 - 7.999                             656     82,165,494       14.45     125,252          605        83.71
8.000 - 8.499                             431     48,165,419        8.47     111,753          585        83.10
8.500 - 8.999                             294     32,384,175        5.69     110,150          571        83.35
9.000 - 9.499                             135     11,688,128        2.06      86,579          558        79.66
9.500 - 9.999                              77      5,659,122        1.00      73,495          543        74.99
10.000 - 10.499                            30      1,516,386        0.27      50,546          545        74.08
10.500 - 10.999                             5        233,912        0.04      46,782          570        75.61
11.000 - 11.499                             4        188,580        0.03      47,145          559        68.46
11.500 - 11.999                             1         46,700        0.01      46,700          510        65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MAXIMUM MORTGAGE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MAXIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                             5     $1,231,830       0.22%    $246,366          632       71.99%
11.000 - 11.999                           161     31,188,016        5.48     193,714          654        79.49
12.000 - 12.999                         1,077    174,382,093       30.67     161,915          639        80.06
13.000 - 13.999                         1,453    209,173,277       36.78     143,960          615        83.25
14.000 - 14.999                           921    110,611,869       19.45     120,100          591        83.06
15.000 - 15.999                           337     33,302,681        5.86      98,821          576        80.87
16.000 - 16.999                            99      8,056,389        1.42      81,378          558        81.70
17.000 - 17.999                            13        700,248        0.12      53,865          538        74.16
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


MINIMUM MORTGAGE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MINIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.000 - 4.999                               9     $2,300,176       0.40%    $255,575          642       70.11%
5.000 - 5.999                             180     39,171,943        6.89     217,622          654        81.04
6.000 - 6.999                           1,101    182,833,130       32.15     166,061          638        80.79
7.000 - 7.999                           1,571    217,848,595       38.31     138,669          614        82.73
8.000 - 8.999                             889    101,460,888       17.84     114,129          584        83.18
9.000 - 9.999                             257     22,046,111        3.88      85,783          557        79.11
10.000 - 10.999                            51      2,646,843        0.47      51,899          546        74.87
11.000 - 11.999                             8        338,717        0.06      42,340          541        64.09
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
        NEXT INTEREST RATE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
         ADJUSTMENT DATE             LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
2004-04                                     1       $139,200       0.02%    $139,200          676       80.00%
2004-07                                     1         93,564        0.02      93,564          577        80.00
2004-11                                     2        139,781        0.02      69,891          613        80.00
2005-01                                     1         35,823        0.01      35,823          649        90.00
2005-03                                     1        380,079        0.07     380,079          557        85.00
2005-05                                     1        146,559        0.03     146,559          600        95.00
2005-07                                    13      1,525,907        0.27     117,377          607        76.29
2005-08                                   134     21,719,404        3.82     162,085          620        81.23
2005-09                                 1,012    156,981,635       27.61     155,120          625        81.81
2005-10                                 1,572    214,433,534       37.71     136,408          614        82.85
2005-11                                   270     35,562,285        6.25     131,712          603        80.45
2005-12                                     2        550,000        0.10     275,000          608        73.93
2006-03                                     1         25,471        0.01      25,471          594        80.00
2006-06                                     3        226,725        0.04      75,575          593        60.15
2006-07                                     6        650,768        0.11     108,461          622        83.50
2006-08                                    19      2,273,006        0.40     119,632          609        83.81
2006-09                                   204     29,614,493        5.21     145,169          627        80.83
2006-10                                   613     76,574,910       13.47     124,918          612        80.86
2006-11                                   210     27,573,257        4.85     131,301          611        80.44
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


              NET WAC RATE RELATED TO THE CLASS A-I-1 CERTIFICATES


     PERIOD    PAY DATE  NET WAC           PERIOD     PAY DATE   NET WAC
                          RATE(1)                                 RATE(1)
        1      12/25/2003   6.84             11      10/25/2004     6.84
        2      1/25/2004    6.62             12      11/25/2004     6.62
        3      2/25/2004    6.62             13      12/25/2004     6.84
        4      3/25/2004    7.08             14       1/25/2005     6.62
        5      4/25/2004    6.62             15       2/25/2005     6.62
        6      5/25/2004    6.84             16       3/25/2005     7.33
        7      6/25/2004    6.62             17       4/25/2005     6.62
        8      7/25/2004    6.84             18       5/25/2005     6.84
        9      8/25/2004    6.62             19       6/25/2005     6.62
       10      9/25/2004    6.62             20       7/25/2005     6.84

(1) Run at the pricing speed to call.





________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

NET WAC RATE  RELATED  TO THE  CLASS  [A-II-A],  CLASS  A-II-B  AND  CLASS  M-II
CERTIFICATES

---------------------------------------------------------------------------------------------
     PERIOD     PAY DATE  NET WAC     NET WAC       PERIOD      PAY DATE   NET WAC   NET WAC
                           RATE(1)    RATE(2)                               RATE(1)   RATE(2)
---------------------------------------------------------------------------------------------
        1      12/25/2003   6.59        6.59          35       10/25/2006    7.72      10.96
        2      1/25/2004    6.38        7.25          36       11/25/2006    7.47      10.61
        3      2/25/2004    6.38        7.25          37       12/25/2006    7.72      10.96
        4      3/25/2004    6.82        7.25          38       1/25/2007     7.47      10.61
        5      4/25/2004    6.38        7.25          39       2/25/2007     7.47      10.77
        6      5/25/2004    6.59        7.25          40       3/25/2007     8.27      12.09
        7      6/25/2004    6.38        7.25          41       4/25/2007     7.47      11.71
        8      7/25/2004    6.59        7.25          42       5/25/2007     7.72      12.10
        9      8/25/2004    6.38        7.25          43       6/25/2007     7.47      11.71
       10      9/25/2004    6.38        7.25          44       7/25/2007     7.72      12.10
       11      10/25/2004   6.59        7.25          45       8/25/2007     7.47      11.87
       12      11/25/2004   6.38        7.25          46       9/25/2007     7.47      12.02
       13      12/25/2004   6.59        7.25          47       10/25/2007    7.72      12.58
       14      1/25/2005    6.38        7.25          48       11/25/2007    7.47      12.18
       15      2/25/2005    6.38        7.25          49       12/25/2007    7.72      12.58
       16      3/25/2005    7.06        7.25          50       1/25/2008     7.47      12.18
       17      4/25/2005    6.38        7.25          51       2/25/2008     7.47      12.33
       18      5/25/2005    6.59        7.25          52       3/25/2008     7.99      13.35
       19      6/25/2005    6.38        7.25          53       4/25/2008     7.47      12.49
       20      7/25/2005    6.59        7.25          54       5/25/2008     7.72      12.90
       21      8/25/2005    6.38        7.25          55       6/25/2008     7.47      12.49
       22      9/25/2005    6.38        7.25          56       7/25/2008     7.72      12.90
       23      10/25/2005   7.26        8.41          57       8/25/2008     7.47      12.51
       24      11/25/2005   7.02        8.14          58       9/25/2008     7.47      12.53
       25      12/25/2005   7.26        8.41          59       10/25/2008    7.72      12.95
       26      1/25/2006    7.02        8.14          60       11/25/2008    7.47      12.53
       27      2/25/2006    7.03        8.15          61       12/25/2008    7.72      12.95
       28      3/25/2006    7.78        9.03          62       1/25/2009     7.47      12.53
       29      4/25/2006    7.03        8.94          63       2/25/2009     7.47      12.53
       30      5/25/2006    7.26        9.24          64       3/25/2009     8.27      13.87
       31      6/25/2006    7.03        8.94          65       4/25/2009     7.47      12.53
       32      7/25/2006    7.26        9.24          66       5/25/2009     7.72      12.95
       33      8/25/2006    7.25        9.38          67       6/25/2009     7.47      12.53
       34      9/25/2006    7.47        9.82          68       7/25/2009       -       12.95

(1) Assumes 1-month LIBOR remains constant at 1.12% and 6-month LIBOR remains constant at 1.27% and run at the pricing speed to call.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call. Assumes payments are received from the Yield Maintenance Agreement.

________________________________________________________________________________
This Information was prepared by Banc of America Securities LLC and Credit Suisse First Boston in their joint capacity as lead underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.